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                             HARRIS INSIGHT(R) FUNDS

                   SUPPLEMENT DATED SEPTEMBER 21, 1998 TO THE
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998

The following new section follows the section entitled "CALCULATION OF YIELD AND TOTAL RETURN."


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order, which will be priced at the Fund's net asset value next calculated after it is so accepted.

Redemption proceeds normally are paid in cash. However, the Company and the Trust have filed formal elections with the SEC pursuant to which a Fund may effect a redemption in portfolio securities only if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.

From its own resources, Funds Distributor, Inc. or Harris Trust and Savings Bank may pay a fee to financial intermediaries or other persons for distribution or other services related to the Funds.